SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 20, 2001




                             WASHINGTON MUTUAL, INC.
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             (Exact name of registrant as specified in its charter)



            Washington              1-14667                91-1653725
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     (State or other         (Commission File No.)        (I.R.S. Employer
       jurisdiction                                       Identification No.)
      of incorporation)



                                1201 Third Avenue
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (206) 461-2000
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

         Item 9.  Regulation FD Disclosure.

         Registrant issued the following press release on April 20, 2001.

     Washington Mutual Announces Plans to Sell Trust Preferred Income Equity
                             Redeemable Securities

         Seattle-- Washington Mutual, Inc. (NYSE: WM) announced today that it proposes to sell up to $1 billion of Trust Preferred Income Equity Redeemable securities to qualified institutional buyers pursuant to Rule 144A. The securities are a unit consisting of a trust preferred security and a warrant to purchase Washington Mutual common stock. The proceeds of the offering will be used for general corporate purposes.

         The securities offered will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            WASHINGTON MUTUAL, INC.



                                        By:  /s/ Fay L. Chapman
                                             -------------------
                                             Fay L. Chapman
                                             Senior Executive Vice President and
                                             General Counsel



         Date:April 20, 2001